Product Name: **Aetos Capital Growth Portfolio**

As of December 31, 2009

Event-Driven Arbitrage: 14%

Aetos Capital Multi Strategy Arbitrage Fund: 30%
Aetos Capital Distressed Investment Strategies

Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10
Event Driven Arbitrage
Convertible Arbitrage
Fixed Income Arbitrage
Directional Equity
Equity Hedged
Short-biased Equity
Distressed
Long/Short Credit
Short-biased Credit
Quantitative

Fund: 20%
Aetos Capital Opportunities
Fund: 5%
Aetos Capital Long/
Short Strategies
Fund: 45%
Number of Managers = 39 Median Position Size = 2.5% Maximum Position Size = 5.6%
Number of Strategies = 8 Average Position Size = 2.4% Top 20 Holdings = 75.9%
Aetos Capital Hedge Fund of Fund Allocation
Strategy Allocation1
Equity Hedged: 43%
Fixed Income
Arbitrage: 7%
Quantitative: 4%
Distressed: 20%
Short-biased
Equity: 3%
Convertible
Arbitrage: 5%
Directional Equity: 4%
Product Description:  The Aetos Capital Growth Portfolio is a tactically allocated portfolio comprised of allocations to Aetos Capital’s 1940 Act SEC-registered Hedge
 Funds of Funds, designed to provide U.S. and Offshore investors a consistent absolute return with lower volatility versus traditional markets. This
 Portfolio incorporates a fundamentally based investment process with a disciplined approach to strategy allocation, manager selection and portfolio monitoring where risk management is integrated in every step.
As of January 1, 2010:
Investment Returns: As of 12/31/09:	Aetos Capital Growth Portfolio2	90-Day Treasury Bills	Barclays Capital Aggregate Index	S&P 500 DRI Index	MSCI World Index
1 Year Annualized Return	10.99%	0.15%	5.93%	26.46%	29.99%
3 Year Annualized Return	0.80%	1.94%	6.04%	-5.62%	-5.63%
5 Year Annualized Return	3.57%	2.73%	4.97%	0.43%	2.01%
From Inception through 12/31/09:
Average Annualized Return	4.76%	2.25%	4.98%	4.78%	6.76%
Annualized Standard Deviation	4.53%	0.48%	3.94%	15.51%	16.62%
Sharpe Ratio	0.55	-	0.69	0.16	0.27
Largest Calendar Qtr. Drawdown	-8.08%	-	-2.44%	-21.95%	-21.77%
Beta: Barclays Capital Aggregate Index	0.12	-	-	-	-
Beta: S&P 500 DRI Index	0.17	-	-	-	-
Beta: MSCI World Index	0.18	-	-	-	-
Chief Investment Officer:
Anne Casscells - Menlo Park, CA
 For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com
  Brad Rudner (212) 201-2532 brudner@aetoscapital.com
Historical Strategy Allocation

Aetos Capital Growth Portfolio

As of December 31, 2009

2007	1.50%	0.45%	1.19%	1.47%	1.80%	0.45%	0.85%	1.20%	0.00%	1.53%	0.05%	0.83%	0.43%	

Underlying Managers
Multi-Strategy Arbitrage Fund
Distressed Investment Strategies Fund
Long/Short Strategies Fund
Opportunities Fund
Aetos Capital Balanced Portfolio
Aetos Capital Growth Portfolio
Aetos Capital Prime Portfolio
Aetos Capital Long/Short Portfolio

Multi-Strategy Hedge Fund of Funds Portfolios
- Available through commingled hedge fund of funds and/or direct investments
- Managed to specific return and volatility targets
- Custom allocations available
- Onshore and offshore funds

Single-Strategy and Niche Hedge Fund of Funds
- Available through commingled hedge fund of funds and/or direct investments
- Implementation of tactical allocations

Separate Accounts & Strategic Relationships
- Direct investments with underlying managers
- Combination of direct investments and commingled hedge fund of funds

Management Fee	0.75%

 1 Allocations are subject to change over time.
 2 Performance figures shown for the period of September 1, 2002 through December 31, 2009 are of the Aetos Capital Growth Portfolio and are net of an investment advisory fee of 0.75% of assets annually and 10% of profits above the three month Treasury bill return, respectively. For performance fee calculation purposes, it is assumed that an investor redeems each December 31 and invests each January 1. The Aetos Capital Growth Portfolio is a model portfolio/asset allocation program. This Portfolio may not reflect an investor’s actual portfolio as actual portfolios reflect each investor’s own objectives and risk tolerances. The performance of the Portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations in effect during the periods. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns. The Aetos Capital Opportunities Fund commenced operations on September 1, 2005.
 Absolute return investing involves substantial risks, including the risk of loss of invested capital.  Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets.  These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. (Profile B)
 Prospective investors should consider the investment objectives, risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.
Aetos Capital, LP▪ 875 Third Avenue ▪ New York, NY 10022 ▪ (212) 201-2500
Aetos Alternatives Management, LLC ▪ 2180 Sand Hill Road ▪ Menlo Park, CA 94025 ▪ (650) 234-1860

Incentive Fee	10% of profits
Hurdle Rate	3 Month T-bills
High Water Mark	Yes
Contribution Frequency / Notice Period	Monthly / 30 Days
Lock-Up Period	1 Year (2 Years for Aetos Capital Opportunities Fund)
Redemption Frequency / Notice Period	Quarterly / 90 Days
Minimum Investment	$1 million
Auditor	PricewaterhouseCoopers, LLC
Administrator	SEI Private Trust Company, Inc.
Aetos Capital: Portfolios and Products
Gross Exposure
Long
Net Exposure
Short
Fees & Terms
Investment Performance2 (US$)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD
2002	-	-	-	-	-	-	-	-	-0.57%	0.19%	0.42%	1.08%	1.12%
2003	0.30%	-0.02%	0.13%	1.63%	1.74%	1.31%	0.24%	0.77%	0.77%	1.32%	1.01%	1.00%	10.67%
2004	1.81%	0.72%	-0.08%	-0.90%	-0.13%	0.38%	-0.14%	-0.03%	0.69%	0.53%	1.58%	0.94%	5.49%
2005	0.32%	1.34%	0.27%	-0.43%	0.74%	0.79%	1.03%	0.62%	0.84%	-0.82%	0.63%	1.33%	6.84%
2006	1.93%	0.33%	1.15%	0.93%	-0.61%	0.23%	0.41%	0.59%	0.20%	0.85%	1.41%	1.17%	8.91%

2009	0.52%	-0.24%	-0.29%	-0.58%	2.72%	1.00%	1.78%	1.27%	1.86%	0.25%	1.57%	0.68%	10.99%
Historical Exposures